Exhibit 99.2

                                 INTERPOOL, INC.

                                 EXCHANGE OFFER
                                TO HOLDERS OF ITS
                              6-5/8% NOTES DUE 2003

                          NOTICE OF GUARANTEED DELIVERY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Interpool, Inc. (the "Company") made pursuant to the Prospectus dated ____________ __, 1998 (the "Prospectus") and the accompanying Letter of Transmittal, if certificates for the above-referenced Notes (the "Private Notes") are not immediately available or time will not permit all required documents to reach the Exchange Agent (as defined below) prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer (as defined below) or if the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent.

       To: UNITED STATES TRUST COMPANY OF NEW YORK (THE "EXCHANGE AGENT")

  BY REGISTERED OR                BY HAND:            BY OVERNIGHT COURIER:
  CERTIFIED MAIL:
 United States Trust         United States Trust      United States Trust
   Company of New York        Company of New York      Company of New York
   P.O. Box 844               111 Broadway             770 Broadway, 13th Floor
   Attn: Corporate Trust      Lower Level              New York, New York 10003
   Services                   Attn: Corporate Trust    Attn: Corporate Trust
   Cooper Station             Services                 Services
   New York, New York         New York, New York 10006
   10276-0844


                              CONFIRM BY TELEPHONE:
                                 1-800-548-6565

                            FACSIMILE TRANSMISSIONS:
                          (ELIGIBLE INSTITUTIONS ONLY)
                     United States Trust Company of New York
                                 (212) 420-6152
                         Attn: Corporate Trust Services



    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN
       AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE
             TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE
                     WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:


     The undersigned hereby tenders to the Company upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

Signature(s) ________________________   Address ____________________________
_____________________________________   ____________________________________

Name(s)______________________________   Area Code and Tel.No.(s)____________
_____________________________________   If Private Notes will be delivered by
Please Type or Print                    book-entry transfer, check box and
                                        provide account number.

Certificate Nos. (if available)______   / / The Depository Trust Company
                                        Account Number:_____________________
Principal Amount of Private Notes
Represented by Certificate(s)________________


                                    GUARANTEE

     The undersigned, member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) that such tender of the above-described securities complies with Rule 10b-4 and (c) that delivery to the Exchange Agent of certificates representing the principal amount of Private Notes tendered hereby, in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Depository Trust Company, in either case with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above, no later than five New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


_____________________________________     _____________________________________
         Name of Firm                           Authorized Signature

_____________________________________     _____________________________________
         Address                                Title

_____________________________________
         Zip Code                         Please Type or Print

Area Code and Tel. No. _______________    Dated________________________________